============                                                       ============
   NUMBER                                                             SHARES
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MR
============                                                       ============


                          MILITARY RESALE GROUP, INC.

                                                               SEE REVERSE FOR
    INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK     CERTAIN DEFINITIONS

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                                                            CUSIP 599788  10  6
                             ----------------------        ---------------------
                                  COMMON STOCK
                             ----------------------

THIS CERTIFIES THAT:





IS THE OWNER OF
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FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF $.0001 PAR VALUE EACH OF

           =============== MILITARY RESALE GROUP, INC. ===============

transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of New York, and to the Certificate of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                                COUNTERSIGNED:
----------------------------
 DATED:                               CONTINENTAL STOCK TRANSFER & TRUST COMPANY
----------------------------                                        NEW YORK, NY
                                                    TRANSFER AGENT AND REGISTRAR

                                     [SEAL]
                          MILITARY RESALE GROUP, INC.
                                   CORPORATE
                                      SEAL
                                      1983
                                    NEW YORK

                                BY:

                                                              AUTHORIZED OFFICER


            /s/ EDWARD T. WHELAN                     /s/ ETHAN D. HOKIT
            ---------------------                    ----------------------
                 SECRETARY                                PRESIDENT

THE FOLLOWING ABBREVIATIONS, WHEN USED IN THE INSCRIPTION ON THE FACE OF THIS CERTIFICATE, SHALL BE CONSTRUED AS THOUGH THEY WERE WRITTEN OUT IN FULL ACCORDING TO APPLICABLE LAWS OR REGULATIONS:

TEN COM - AS TENANTS IN COMMON           UNIF GIFT MIN ACT - ..............CUSTODIAN............
TEN ENT - AS TENANTS BY THE ENTIRETIES                            (CUST)               (MINOR)
JT TEN -  AS JOINT TENANTS WITH RIGHT                            UNDER UNIFORM GIFTS TO MINORS
          OF SURVIVORSHIP AND NOT AS
           TENANTS IN COMMON                                            ACT.............
                                                                              (STATE)


    ADDITIONAL ABBREVIATIONS MAY ALSO BE USED THOUGH NOT IN THE ABOVE LIST.

  FOR VALUE RECEIVED,                  HEREBY SELL, ASSIGN AND TRANSFER UNTO
                     ----------------

  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
------------------------------------------

------------------------------------------


--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------SHARES
OF THE STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

------------------------------------------------------------------------ATTORNEY
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED
      -------------------------------


                 --------------------------------------------------------------
                 NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.





THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEED MEDALLION PROGRAM.
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